Exhibit 99.1

     Commercial Federal Reports Second Quarter Net Income of $18.7 Million

     OMAHA, Neb.--(BUSINESS WIRE)--July 22, 2004--Commercial Federal Corporation (NYSE:CFB), today announced net income of $18.7 million, or $0.45 per diluted share, for the quarter ended June 30, 2004.
     "During the quarter, the Company experienced solid growth in its commercial operating, construction and home equity loan portfolios. Our retail and commercial checking account portfolios grew and contributed to a 16% increase in fees for the quarter," stated William A. Fitzgerald, chairman of the board and chief executive officer.
     "Overall operating expenses continued to be driven down during the quarter and decreased 5% from the same period last year. The Company also had significant improvement in overall credit quality with a decline in total nonperforming assets. This decline in nonperforming assets will have a meaningful, positive impact on bottom-line results going forward," Mr. Fitzgerald concluded.

     During the quarter ended June 30, 2004, Commercial Federal recorded net growth in the following targeted core business drivers:

     -- Average core deposit balances, excluding custodial escrows, were up $179 million or 5% year-over-year evidencing the strong growth in checking and money market savings deposits.

     -- Commercial operating average outstanding loan balances increased 5% for the quarter and 35% year-over-year.

     -- Home equity average outstanding balances were up 8% for the quarter, and 17% year-over-year.

     --   Retail checking account growth for the quarter was 4% annualized.

     --   Commercial checking accounts were up 36% annualized.

     Results for the Quarter

     Net Interest Income

     Net interest income totaled $71.6 million for the second quarter, compared with $71.1 million for the quarter ended March 31, 2004. The net interest rate spread for the quarter increased three basis points to 2.79% for the quarter, compared with 2.76% for the previous quarter. The weighted average yield on interest-earnings assets increased to 5.46% compared with 5.45% for the previous quarter. The weighted average rate on deposits and interest-bearing liabilities declined slightly for the quarter to 2.67%, compared with 2.69% for the previous quarter.

     Noninterest Income

     The Company's commercial banking unit also continued to generate solid gains in its loan portfolio as well as commercial and small business deposits. Average outstanding commercial operating and small business loan balances increased 5% for the quarter and 35% year-over-year. Commercial and small business checking accounts grew 9% for the quarter. Growth in these higher-margin products will continue to enhance revenues and margin going forward.
     Retail banking fees grew significantly in the second quarter. Retail fees and charges totaled $16.9 million, compared with $14.5 million for the previous quarter and $15.0 million for the same period a year ago. This 16% increase in fees compared to the previous quarter was primarily due to higher nonsufficient fund charges and overdraft fees resulting from an increase in the Company's customer base and a change in policy relating to paying more overdraft transactions presented by the Bank's customers.
     The mortgage banking operations include activities associated with the Company's mortgage servicing and secondary marketing operations. Revenues from these operations are impacted by the amortization of and valuation adjustments related to its mortgage servicing rights asset. During the second quarter 2004, the Company recorded loan servicing fees of $10.7 million, amortization expense of $14.9 million, and a valuation adjustment recovery of $38.9 million related to its mortgage servicing rights asset. Offsetting the valuation adjustment recovery were losses on the sales of securities and changes in the fair value of derivatives totaling $39.0 million. For the quarter, gains on the sale of loans totaled $2.5 million, compared with $198,000 in the previous quarter.

     Credit Risk Management

     During the second quarter, total nonperforming assets declined $57.5 million to $48.8 million from $106.3 million for the quarter ended March 31, 2004. Total nonperforming assets represented 0.42% of total assets at June 30, 2004, compared with 0.87% for the previous quarter and 0.85% for the quarter ended June 30, 2003.
     The substantial improvement in nonperforming assets for the quarter was due primarily to the sale of a foreclosed commercial property in Nevada totaling $30 million. This was a residential master planned community development which was foreclosed on in the first quarter of 2001.
     Also contributing to the improvement in nonperforming assets for the quarter was a change in estimate regarding when the collection of residential first-mortgage loans becomes doubtful and therefore, when these loans are placed on a nonaccrual status. This change is consistent with the accounting practices and reporting applied by industry peers for nonperforming residential first-mortgage loans. The impact of this change for the quarter was a reduction of $20.4 million in nonperforming residential real estate loans.
     Net loan charge-offs for the second quarter declined significantly to $3.8 million, compared with $15.2 million for the previous quarter. The allowance for losses on loans totaled $97.1 million at June 30, 2004, compared with $97.8 million at March 31, 2004.

     Balance Sheet and Capital Ratios

     Total assets as of June 30, 2004 were $11.7 billion, compared to $12.3 billion and $12.9 billion as of March 31, 2004 and June 30, 2003, respectively. The size of the balance sheet has been managed downward over the year primarily as the size of the mortgage pipeline has declined and because of our continuing strategy to reduce the size of our lower-yielding investment and mortgage-backed securities portfolios.
     For the second quarter, core deposits, including checking, money market and savings accounts (excluding custodial escrows) remained at $3.6 billion at June 30, 2004, and were up $106 million from the year ago period. This represents a 3% increase in core deposits year over year.
     During the second quarter 2004, the Company repurchased 1,077,500 shares of common stock under its buyback program. As of June 30, 2004, the Company had 2,413,800 shares remaining in repurchase authorizations. As of June 30, 2004, shares outstanding totaled 39,870,919.
     As of June 30, 2004, stockholders' equity was $751.3 million, compared with $757.0 million at March 31, 2004 and $740.3 million at June 30, 2003. The capital ratios of the Company's banking subsidiary continued to exceed regulatory requirements for classification as "well-capitalized," the highest regulatory standard.

     Commercial Federal Corporation (NYSE:CFB) is the parent company of Commercial Federal Bank, a $11.7 billion federal savings bank with branches located in Nebraska, Iowa, Colorado, Kansas, Oklahoma, Missouri and Arizona. Commercial Federal operations include consumer and commercial banking services including mortgage origination and servicing, commercial and industrial lending, small business banking, construction lending, cash management, insurance and investment services, and Internet banking.

     Commercial Federal's Web site, http://www.comfedbank.com, will host a live webcast of the investor conference call to discuss second quarter results on Thursday, July 22, 2004 at 10:00 a.m. Central Time. The site also includes access to company news releases, annual reports, quarterly financial statements, and SEC filings.

     Certain statements contained in this release are forward-looking in nature. These statements are subject to risks and uncertainties that could cause Commercial Federal's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to Commercial Federal include, but are not limited to, changes in general economic conditions, changes in interest rates, changes in regulations or accounting methods, and price levels and conditions in the public securities markets generally.


                    COMMERCIAL FEDERAL CORPORATION
            CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                        (Dollars in Thousands)

----------------------------------------------------------------------

                                    June 30,   March 31,    June 30,
ASSETS                                2004        2004        2003
----------------------------------------------------------------------



Cash (including short-term
 investments of $1,841, $18,552
 and $1,067)                         $156,229    $179,028    $248,500
Investment securities available
 for sale, at fair value            1,031,111   1,063,558   1,288,081
Mortgage-backed securities
 available for sale, at fair value  1,133,434   1,267,483   1,317,756
Loans held for sale, net              444,774     449,830   1,084,784
Loans receivable, net of
 allowances of $97,082, $97,765
 and $108,706                       7,691,306   7,810,613   7,748,521
Federal Home Loan Bank stock          247,580     245,447     247,817
Foreclosed real estate                 15,548      44,800      43,000
Premises and equipment, net           153,137     150,504     143,088
Bank owned life insurance             245,157     242,142     228,209
Other assets                          418,451     625,954     413,284
Core value of deposits, net of
 accumulated amortization of
 $66,652, $65,434 and $64,365          14,397      15,615      19,268
Goodwill                              162,717     162,717     162,717
----------------------------------------------------------------------
     Total Assets                 $11,713,841 $12,257,691 $12,945,025
----------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS'
 EQUITY
----------------------------------------------------------------------

Liabilities:
   Deposits                        $6,242,747  $6,479,634  $6,768,368
   Advances from Federal Home Loan
    Bank                            4,061,840   4,290,100   4,436,264
   Other borrowings                   419,848     288,356     591,825
   Other liabilities                  238,084     442,592     408,233
----------------------------------------------------------------------
     Total Liabilities             10,962,519  11,500,682  12,204,690
----------------------------------------------------------------------
Commitments and Contingencies               -           -           -
----------------------------------------------------------------------

Stockholders' Equity:
   Preferred stock, $.01 par
    value; 10,000,000 shares
    authorized; none issued                 -           -           -
   Common stock, $.01 par value;
    120,000,000 shares authorized;
    39,870,919, 40,870,272 and
    43,940,224 shares issued and
    outstanding                           399         409         439
   Additional paid-in capital               -           -      33,469
   Retained earnings                  816,138     829,182     827,889
   Accumulated other comprehensive
    loss, net                         (65,215)    (72,582)   (121,462)
----------------------------------------------------------------------
     Total Stockholders' Equity       751,322     757,009     740,335
----------------------------------------------------------------------
     Total Liabilities and
      Stockholders' Equity        $11,713,841 $12,257,691 $12,945,025
----------------------------------------------------------------------



                    COMMERCIAL FEDERAL CORPORATION
                   CONSOLIDATED STATEMENT OF INCOME
             (Dollars in Thousands Except Per Share Data)

----------------------------------------------------------------------
                                            Three Months Ended
                                      June 30,   March 31,  June 30,
                                     ---------------------------------
                                        2004       2004       2003
----------------------------------------------------------------------


Interest Income:
   Investment securities                $13,616    $14,299    $16,846
   Mortgage-backed securities            11,651     12,362     12,638
   Loans receivable                     119,750    120,111    140,401
----------------------------------------------------------------------
         Total interest income          145,017    146,772    169,885
Interest Expense:
   Deposits                              26,901     29,783     38,974
   Advances from Federal Home Loan
    Bank                                 43,384     44,241     54,772
   Other borrowings                       3,142      1,652      5,037
----------------------------------------------------------------------
         Total interest expense          73,427     75,676     98,783
Net Interest Income                      71,590     71,096     71,102
Provision for Loan Losses                (3,106)    (4,853)    (4,273)
----------------------------------------------------------------------
Net Interest Income After Provision
 for Loan Losses                         68,484     66,243     66,829

Other Income (Loss):
   Retail fees and charges               16,881     14,497     15,009
   Loan servicing fees                   10,726     11,208     11,958
   Amortization of mortgage servicing
    rights                              (14,900)   (12,385)   (18,454)
   Mortgage servicing rights
    valuation adjustment                 38,866    (18,893)   (29,793)
   Gain (loss) on sales of securities
    and changes in fair values of
    derivatives, net                    (38,990)    18,382     39,131
   Gain on sales of loans                 2,516        198      8,506
   Bank owned life insurance              3,015      8,031      2,800
   Other operating income                 7,145      6,619      7,627
----------------------------------------------------------------------
         Total other income              25,259     27,657     36,784
Other Expense (Gain):
   General and administrative
    expenses -
     Compensation and benefits           31,537     32,886     31,841
     Occupancy and equipment              9,994     10,164     10,495
     Data processing                      4,643      4,621      4,604
     Advertising                          3,940      3,555      5,606
     Communication                        3,332      3,146      3,432
     Item processing                      3,156      3,030      3,837
     Outside services                     3,872      3,872      3,226
     Loan expenses                        2,445      1,505      2,667
     Foreclosed real estate, net         (1,217)     1,925      1,004
     Other operating expenses             5,671      4,080      4,349
----------------------------------------------------------------------
         Total general and
          administrative expenses        67,373     68,784     71,061
   Amortization of core value of
    deposits                              1,218      1,217      1,548
----------------------------------------------------------------------
         Total other expense             68,591     70,001     72,609
----------------------------------------------------------------------

Income Before Income Taxes               25,152     23,899     31,004
Provision for Income Taxes                6,450      5,981      8,744
----------------------------------------------------------------------

Net Income                              $18,702    $17,918    $22,260
----------------------------------------------------------------------

Net Income Per Basic Share                 $.46       $.44       $.50
Net Income Per Diluted Share               $.45       $.43       $.50
----------------------------------------------------------------------
Dividends Declared Per Common Share       $.135      $.125       $.10
----------------------------------------------------------------------
Weighted Average Shares Outstanding
 Used in Basic EPS                   40,527,096 40,974,071 44,302,234
Weighted Average Shares Outstanding
 Used in Diluted EPS                 41,199,954 41,756,072 44,582,227
----------------------------------------------------------------------



                    COMMERCIAL FEDERAL CORPORATION
                   CONSOLIDATED STATEMENT OF INCOME
             (Dollars in Thousands Except Per Share Data)

----------------------------------------------------------------------
                                                   Six Months Ended
                                                       June 30,
                                               -----------------------
                                                   2004       2003
----------------------------------------------------------------------


Interest Income:
   Investment securities                           $27,915    $34,422
   Mortgage-backed securities                       24,013     29,085
   Loans receivable                                239,861    282,752
----------------------------------------------------------------------
         Total interest income                     291,789    346,259
Interest Expense:
   Deposits                                         56,684     78,588
   Advances from Federal Home Loan Bank             87,625    111,692
   Other borrowings                                  4,794     10,049
----------------------------------------------------------------------
         Total interest expense                    149,103    200,329
Net Interest Income                                142,686    145,930
Provision for Loan Losses                           (7,959)   (11,419)
----------------------------------------------------------------------
Net Interest Income After Provision for Loan
 Losses                                            134,727    134,511

Other Income (Loss):
   Retail fees and charges                          31,378     28,512
   Loan servicing fees                              21,934     22,995
   Amortization of mortgage servicing rights       (27,285)   (30,516)
   Mortgage servicing rights valuation
    adjustment                                      19,973    (43,321)
   Gain (loss) on sales of securities and
    changes in fair values of derivatives, net     (20,608)    58,131
   Gain on sales of loans                            2,714     13,986
   Bank owned life insurance                        11,046      5,672
   Other operating income                           13,764     13,283
----------------------------------------------------------------------
         Total other income                         52,916     68,742
Other Expense:
   General and administrative expenses -
     Compensation and benefits                      64,423     62,654
     Occupancy and equipment                        20,158     20,931
     Data processing                                 9,264      9,279
     Advertising                                     7,495      9,736
     Communication                                   6,478      6,846
     Item processing                                 6,186      7,306
     Outside services                                7,744      5,617
     Loan expenses                                   3,950      5,093
     Foreclosed real estate, net                       708      2,385
     Other operating expenses                        9,751      7,846
----------------------------------------------------------------------
         Total general and administrative
          expenses                                 136,157    137,693
   Amortization of core value of deposits            2,435      3,097
----------------------------------------------------------------------
         Total other expense                       138,592    140,790
----------------------------------------------------------------------

Income Before Income Taxes                          49,051     62,463
Provision for Income Taxes                          12,431     17,504
----------------------------------------------------------------------

Net Income                                         $36,620    $44,959
----------------------------------------------------------------------

Net Income Per Basic Share                            $.90      $1.01
Net Income Per Diluted Share                          $.88      $1.00
----------------------------------------------------------------------
Dividends Declared Per Common Share                   $.26       $.19
----------------------------------------------------------------------
Weighted Average Shares Outstanding Used in
 Basic EPS                                      40,750,584 44,697,474
Weighted Average Shares Outstanding Used in
 Diluted EPS                                    41,478,014 45,001,794
----------------------------------------------------------------------



                    COMMERCIAL FEDERAL CORPORATION
      MORTGAGE SERVICING RIGHTS AND MORTGAGE BANKING OPERATIONS
                        (Dollars in Thousands)

----------------------------------------------------------------------
                                          Three Months Ended
                                  June 30,    March 31,     June 30,
                                --------------------------------------
                                    2004         2004         2003
----------------------------------------------------------------------

Mortgage Servicing Rights:
   Beginning balance before
    valuation allowance            $178,850     $185,233     $179,860
   Mortgage servicing rights
    retained through loan sales      11,316        6,002       20,378
   Bulk purchases of mortgage
    servicing rights                      -            -        8,015
   Sale of mortgage servicing
    rights                                -            -       (9,904)
   Amortization expense             (14,900)     (12,385)     (18,454)
   Other items, net                       -            -       10,503
                                ------------ ------------ ------------
   Ending balance before
    valuation allowance             175,266      178,850      190,398
                                ------------ ------------ ------------

   Valuation allowance,
    beginning balance                68,232       49,339       93,586
   Amounts charged (credited) to
    operations                      (38,866)      18,893       29,793
   Sale of mortgage servicing
    rights                                -            -       (1,914)
                                ------------ ------------ ------------
   Valuation allowance, ending
    balance                          29,366       68,232      121,465
                                ------------ ------------ ------------

   Mortgage servicing rights,
    net of valuation allowance     $145,900     $110,618      $68,933
                                ============ ============ ============

   Fair value at the periods
    ended                          $157,955     $112,232      $68,933
                                ============ ============ ============

Mortgage servicing rights as a
 percentage of servicing
 portfolio                             1.32%        0.99%        0.61%
                                ============ ============ ============

Mortgage servicing rights as a         3.88x        2.91x        1.82x
 multiple of servicing fees
                                ============ ============ ============

----------------------------------------------------------------------

Loans Serviced for Other
 Institutions:
   Beginning balance            $11,166,995  $11,439,187  $11,848,058
   Additions to portfolio           870,423      507,839    1,498,788
   Purchases                              -            -      515,173
   Loan payments                   (976,213)    (775,537)  (1,995,558)
   Sales of loans serviced                -            -     (509,946)
   Other items, net                 (11,446)      (4,494)      (2,350)
                                ------------ ------------ ------------
   Ending balance excluding sub
    servicing                    11,049,759   11,166,995   11,354,165
   Sub servicing retained on
    sale of loans serviced                -            -      509,946
                                ------------ ------------ ------------
   Ending balance including sub
    servicing                   $11,049,759  $11,166,995  $11,864,111
                                ============ ============ ============

   Weighted average servicing
    fee                                0.34%        0.34%        0.32%
                                ============ ============ ============

   Weighted average coupon note
    rate                               5.94%        6.04%        6.47%
                                ============ ============ ============

----------------------------------------------------------------------

Certain Components of Mortgage
 Banking and Treasury
 Activities:
   Loan servicing fees              $10,726      $11,208      $11,958
   Amortization of mortgage
    servicing rights                (14,900)     (12,385)     (18,454)
                                ------------ ------------ ------------
      Loan servicing fees, net       (4,174)      (1,177)      (6,496)

   Mortgage servicing rights
    valuation adjustment             38,866      (18,893)     (29,793)
   Gain (loss) on sales of
    securities and changes in
    fair values of derivatives,
    net                             (38,990)      18,382       39,131

   Gain on sales of loans             2,516          198        8,506
                                ------------ ------------ ------------

   Total of certain components
    of mortgage banking and
    treasury activities             $(1,782)     $(1,490)     $11,348
                                ============ ============ ============
----------------------------------------------------------------------



                    COMMERCIAL FEDERAL CORPORATION
                          DEPOSITS AND LOANS
                            (In Thousands)

----------------------------------------------------------------------

                                    June 30,    March 31,   June 30,
                                      2004        2004        2003
----------------------------------------------------------------------

Deposits by State:
  Colorado                         $2,015,803  $2,053,666  $2,033,740
  Nebraska                          1,487,175   1,584,158   1,919,919
  Iowa                              1,043,580   1,099,947   1,072,456
  Kansas                              610,981     631,692     659,112
  Oklahoma                            548,469     557,084     552,556
  Missouri                            305,925     318,421     311,178
  Arizona                             230,814     234,666     219,407
                                   ----------- ----------- -----------
    Total deposits                 $6,242,747  $6,479,634  $6,768,368
                                   =========== =========== ===========

Deposits by Type:
  Checking accounts -
    Interest bearing                 $551,571    $556,461    $515,322
    Noninterest bearing               637,790     666,014     633,291
                                   ----------- ----------- -----------
       Total checking excluding
        escrow accounts             1,189,361   1,222,475   1,148,613
  Money market accounts             1,203,268   1,184,435     958,303
  Savings accounts                  1,211,344   1,214,358   1,390,740
                                   ----------- ----------- -----------
       Total core deposits          3,603,973   3,621,268   3,497,656
  Custodial escrow accounts           285,667     348,814     564,871
  Certificates of deposit           2,353,107   2,509,552   2,705,841
                                   ----------- ----------- -----------
       Total deposits              $6,242,747  $6,479,634  $6,768,368
                                   =========== =========== ===========

----------------------------------------------------------------------

Loans Receivable, before allowance
 for losses:
  Residential real estate          $2,978,082  $3,244,563  $3,494,661
  Commercial real estate            1,976,705   1,971,927   1,895,194
  Construction, net of loans-in-
   process                            614,017     525,950     508,573
  Commercial operating and other      543,719     521,814     421,879
  Consumer home equity                914,967     881,135     812,218
  Consumer other                      760,898     762,989     724,702
                                   ----------- ----------- -----------
     Total loans receivable, before
      allowance for losses         $7,788,388  $7,908,378  $7,857,227
                                   =========== =========== ===========
----------------------------------------------------------------------



                    COMMERCIAL FEDERAL CORPORATION
                    ALLOWANCE FOR LOSSES ON LOANS
                            (In Thousands)

----------------------------------------------------------------------

                                         June 30,  March 31, June 30,
                                           2004      2004      2003
----------------------------------------------------------------------

THREE MONTHS ENDED:
-------------------
Beginning balance                         $97,765  $108,154  $108,920
Provision charged to operations             3,106     4,853     4,273
Charge-offs                                (5,711)  (16,812)   (6,003)
Recoveries                                  1,922     1,570     1,582
Other                                           -         -       (32)
----------------------------------------------------------------------
Ending balance                            $97,082   $97,765  $108,740
----------------------------------------------------------------------

SIX MONTHS ENDED:
-----------------
Beginning balance                        $108,154       n/a  $106,291
Provision charged to operations             7,959       n/a    11,419
Charge-offs                               (22,523)      n/a   (13,298)
Recoveries                                  3,492       n/a     4,392
Other                                           -       n/a       (64)
----------------------------------------------------------------------
Ending balance                            $97,082       n/a  $108,740
----------------------------------------------------------------------

Summary of charge-offs, net of recoveries:
------------------------------------------

     Three months ended                    $3,789   $15,242    $4,421
                                         ========= ========= =========

     Six months ended                     $19,031       n/a    $8,906
                                         =========           =========

----------------------------------------------------------------------

Allocation of allowance:
------------------------

     Specific                              $4,613    $4,126    $6,025
     Special problem                       23,413    25,443    34,613
     Nonspecific                           69,056    68,196    68,102
                                         --------- --------- ---------
                                          $97,082   $97,765  $108,740
                                         ========= ========= =========
----------------------------------------------------------------------



                    COMMERCIAL FEDERAL CORPORATION
                             ASSET QUALITY
                        (Dollars in Thousands)

----------------------------------------------------------------------

                                  June 30,    March 31,     June 30,
                                    2004         2004         2003
----------------------------------------------------------------------

Nonperforming Assets:
  Nonperforming loans (1):
    Residential real estate (1)      $7,381      $29,656      $34,338
    Residential construction          3,020        2,542        7,784
    Commercial real estate            9,922       16,462        8,381
    Commercial construction             842        1,077        4,371
    All other                         7,411        7,042        7,034
                                ------------ ------------ ------------
      Total nonperforming loans      28,576       56,779       61,908
                                ------------ ------------ ------------
  Foreclosed real estate:
    Residential                      12,315       13,700       12,251
    Residential construction          1,009          638          338
    Commercial                          448        1,365        5,078
    Commercial construction           1,776       29,097       25,333
                                ------------ ------------ ------------
      Total foreclosed real
       estate                        15,548       44,800       43,000
                                ------------ ------------ ------------

  Troubled debt restructurings
   - commercial                       4,690        4,700        4,961
                                ------------ ------------ ------------
Total nonperforming assets          $48,814     $106,279     $109,869
                                ============ ============ ============

Total assets                    $11,713,841  $12,257,691  $12,945,025
                                ============ ============ ============
Nonperforming assets to total
 assets                                 .42%         .87%         .85%
                                ============ ============ ============

Summary of Nonperforming
 Assets:
  Residential                       $23,725      $46,536      $54,711
  Nonresidential                     25,089       59,743       55,158
                                ------------ ------------ ------------
                                    $48,814     $106,279     $109,869
                                ============ ============ ============

----------------------------------------------------------------------

Nonperforming loans to loans
 receivable (1)(2)                      .37%         .72%         .79%

Nonperforming assets to total
 assets (1)                             .42%         .87%         .85%

Allowance for loan losses to:

  Loans receivable (2)                 1.25%        1.24%        1.38%

  Total nonperforming loans (1)      339.73%      172.19%      175.65%

----------------------------------------------------------------------

Accruing loans 90 days or more
 past due (1):
  Residential real estate           $20,443           $-           $-
                                ============ ============ ============

----------------------------------------------------------------------

(1) Effective June 30, 2004, management of the Corporation changed its estimate of determining when the collection of residential first mortgage loans becomes doubtful and when the loans are therefore placed on nonaccrual status.

(2) Ratios are calculated based on the net book value of loans receivable before deducting allowance for loan losses.



                    COMMERCIAL FEDERAL CORPORATION
       SUMMARY OF CONSOLIDATED FINANCIAL HIGHLIGHTS AND RATIOS
             (Dollars in Thousands Except Per Share Data)

----------------------------------------------------------------------

                                  June 30,    March 31,     June 30,
                                    2004         2004         2003
----------------------------------------------------------------------



Cash, investment securities and
 FHLB stock                      $1,434,920   $1,488,033   $1,784,398
Mortgage-backed securities        1,133,434    1,267,483    1,317,756
Loans held for sale, net            444,774      449,830    1,084,784
Loans receivable, net             7,691,306    7,810,613    7,748,521
Core value of deposits, net          14,397       15,615       19,268
Goodwill                            162,717      162,717      162,717
Other assets                        832,293    1,063,400      827,581
  Total assets                   11,713,841   12,257,691   12,945,025
----------------------------------------------------------------------
Deposits                          6,242,747    6,479,634    6,768,368
Advances from Federal Home Loan
 Bank                             4,061,840    4,290,100    4,436,264
Other borrowings                    419,848      288,356      591,825
Other liabilities                   238,084      442,592      408,233
Stockholders' equity                751,322      757,009      740,335
  Total liabilities and
   stockholders' equity          11,713,841   12,257,691   12,945,025
----------------------------------------------------------------------

Book value per common share          $18.84       $18.52       $16.85
Stock price                          $27.10       $27.60       $21.20
Common shares outstanding        39,870,919   40,870,272   43,940,224
Weighted average shares
 outstanding per basic EPS       40,527,096   40,974,071   44,302,234
Weighted average shares
 outstanding per diluted EPS     41,199,954   41,756,072   44,582,227
----------------------------------------------------------------------

Nonperforming assets                $48,814     $106,279     $109,869
Nonperforming assets to total
 assets                                 .42%         .87%         .85%
Weighted average interest rates
 taxable-equivalent basis
 (durings)(1):
  Yield on interest-earning
   assets                              5.46%        5.45%        5.70%
  Rate on deposits and interest-
   bearing liabilities                 2.67%        2.69%        3.26%
  Net interest rate spread             2.79%        2.76%        2.44%
  Net annualized yield on
   interest-earning assets             2.74%        2.67%        2.39%
Loans serviced for other
 institutions                   $11,049,759  $11,166,995  $11,864,111
----------------------------------------------------------------------

Three months ended:
-------------------
Return on average assets                .63%         .59%         .67%
Return on average equity              10.16%        9.48%       11.66%
Average equity to average assets       6.20%        6.22%        5.78%
G & A expenses to average assets       2.27%        2.26%        2.15%
Operating efficiency ratio            69.56%       69.65%       65.87%
----------------------------------------------------------------------

Six months ended:
-----------------
Return on average assets                .61%         n/a          .68%
Return on average equity               9.82%         n/a        11.76%
Average equity to average assets       6.21%         n/a         5.80%
G & A expenses to average assets       2.27%         n/a         2.09%
Operating efficiency ratio            69.61%         n/a        64.14%
----------------------------------------------------------------------

(1) The quarter ended June 30, 2003, is not on a taxable-equivalent basis.



                    COMMERCIAL FEDERAL CORPORATION
               AVERAGE BALANCES AND REGULATORY CAPITAL
                        (Dollars in Thousands)

----------------------------------------------------------------------

            June 30,   March 31,    Dec. 31,   Sept. 30,    June 30,
              2004        2004        2003        2003        2003
----------------------------------------------------------------------

Three Months
 Ended:
------------

Average
 Balances:
 Total
  assets  $11,878,729 $12,158,982 $12,164,033 $12,811,205 $13,201,894
 Total
  loans,
  net       8,256,840   8,292,320   8,410,129   8,847,035   8,949,160
 Total loans,
  before
  allowances
  for loan
  losses    8,354,536   8,400,194   8,518,224   8,955,643   9,057,838
 Total
  mortgage-
  backed
  securi-
  ties      1,181,297   1,278,179   1,293,949   1,160,610   1,414,739
 Total
  deposits  6,409,826   6,571,111   6,496,315   6,821,942   6,730,636
 Total
  stock-
  holders'
  equity      736,133     755,722     729,062     708,267     763,666
 Total
  interest-
  earning
  assets   10,726,414  10,878,284  10,999,591  11,553,340  11,915,975
 Total
  deposits
  and
  interest-
  bearing
  liabil-
  ities    10,932,101  11,187,969  11,187,875  11,770,123  12,049,811

----------------------------------------------------------------------

                                    June 30,    Dec. 31,    Dec. 31,
                                      2004        2003        2002
----------------------------------------------------------------------

Year to Date:
-------------

Average Balances:
 Total assets                     $12,018,856 $12,805,574 $13,175,562
 Total loans, net                   8,274,580   8,704,321   8,681,401
 Total loans,
  before allowances
  for loan losses                   8,377,365   8,812,133   8,786,551
 Total mortgage-
  backed securities                 1,229,738   1,362,145   1,799,174
 Total deposits                     6,490,468   6,629,299   6,258,302
 Total stockholders'
  equity                              745,928     741,337     758,659
 Total interest-
  earning assets                   10,802,349  11,557,322  11,974,586
 Total deposits and
  interest-bearing
  liabilities                      11,060,035  11,697,711  12,044,641

----------------------------------------------------------------------

            June 30,   March 31,    Dec. 31,   Sept. 30,    June 30,
              2004        2004        2003        2003        2003
----------------------------------------------------------------------

Regulatory
 Capital:
----------

 Tangible    $727,684    $721,410    $710,670    $741,185    $777,031
 Core         727,684     721,535     704,350     730,186     770,638
 Total
  risk-based  855,225     852,638     838,437     866,764     905,468
 Tier 1
  risk-based  725,279     721,535     704,350     730,186     770,638
 Tangible %      6.31%       6.00%       5.93%       6.03%       6.11%
 Core %          6.31%       6.00%       5.88%       5.95%       6.06%
 Total risk-
  based %       11.25%      11.02%      10.87%      10.81%      11.49%
 Tier 1 risk-
  based %        9.54%       9.31%       9.13%       9.10%       9.78%


    CONTACT: Commercial Federal Corporation, Omaha
             Investor Relations:
             John J. Griffith, 402-514-5336